Exhibit 99.2
News Release
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Consumer Resource Center: 1-800-732-6643
Latressa Cox
202-752-6707
3984
April 20, 2007
Fannie Mae Announces Second Quarter Common and Preferred Stock Dividends
WASHINGTON, DC — The Board of Directors of Fannie Mae (FNM/NYSE) today declared a second quarter dividend on the company’s common stock of forty cents ($0.40) per share, unchanged from the common stock dividend paid in the first quarter of 2007. The Board also declared dividends on the company’s preferred stock.
The dividend payments declared by the Board are as follows:
•	a dividend on its outstanding common stock of $0.40 per share;

•	a dividend on its outstanding preferred stock, Series D, of $0.65625 per share;

•	a dividend on its outstanding preferred stock, Series E, of $0.63750 per share;

•	a dividend on its outstanding preferred stock, Series F, of $0.5700 per share;

•	a dividend on its outstanding preferred stock, Series G, of $0.5738 per share;

•	a dividend on its outstanding preferred stock, Series H, of $0.7263 per share;

•	a dividend on its outstanding preferred stock, Series I, of $0.6719 per share;

•	a dividend on its outstanding preferred stock, Series L, of $0.6406 per share;

•	a dividend on its outstanding preferred stock, Series M, of $0.5938 per share;

•	a dividend on its outstanding preferred stock, Series N, of $0.6875 per share;

•	a dividend on its outstanding preferred stock, Series O, of $0.8750 per share; and

•	a dividend on its outstanding Convertible Series 2004-1 preferred stock, of $1,343.75 per share.
The dividend payment on the common stock will be made to registered holders of common stock as shown on the books of the corporation at the close of business on April 30, 2007, to be payable on May 25, 2007.
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Second Quarter Common Stock Dividend
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A dividend of $0.65625 per share will be paid to the registered holders of preferred stock, Series D, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock Series D will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.63750 per share will be paid to the registered holders of preferred stock, Series E, as shown on the books of the corporation at the close of business on June 15, 2007 for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series E will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.5700 per share will be paid to the registered holders of preferred stock, Series F, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series F will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.5738 per share will be paid to the registered holders of preferred stock, Series G, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series G will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.7263 per share will be paid to the registered holders of preferred stock, Series H, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series H will be made on the next business day, Monday, July 2, 2007.
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Second Quarter Common Stock Dividend
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A dividend of $0.6719 per share will be paid to the registered holders of preferred stock, Series I, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series I will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.6406 per share will be paid to the registered holders of preferred stock, Series L, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series L will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.5938 per share will be paid to the registered holders of preferred stock, Series M, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series M will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.6875 per share will be paid to the registered holders of preferred stock, Series N, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series N will be made on the next business day, Monday, July 2, 2007.
A dividend of $0.8750 per share will be paid to the registered holders of preferred stock, Series O, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series O will be made on the next business day, Monday, July 2, 2007.
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Second Quarter Common Stock Dividend
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A dividend of $1,343.75 per share will be paid to the registered holders of Convertible Series 2004-1 preferred stock, as shown on the books of the corporation at the close of business on June 15, 2007, for the period from and including March 31, 2007, to but excluding June 30, 2007, to be payable on June 30, 2007, which is a Saturday. Accordingly, dividend payments on the Convertible Series 2004-1 preferred stock will be made on the next business day, Monday, July 2, 2007.
The preferred stock dividends were declared in accordance with their respective Certificates of Designation of Terms, all of which are available on the company’s Web site, www.fanniemae.com.
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